UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2021

Biohaven Pharmaceutical Holding Company Ltd.
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38080	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
c/o Biohaven Pharmaceuticals, Inc.
215 Church Street
New Haven, Connecticut 06510
(Address of principal executive offices, including zip code)

(203) 404-0410
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, no par value	BHVN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On December 23, 2021, Biohaven Pharmaceutical Holding Company Ltd. (the “Company”) distributed a Restricted Share Unit ("RSU") Deferral Election Agreement permitting deferred settlement of RSUs granted in subsequent years under the Company's 2017 Equity Incentive Plan (the "2022 Deferral Program"). The 2022 Deferral Program was approved by the Board of Directors of the Company.

The 2021 Deferral Program establishes, effective December 23, 2021, a deferred compensation arrangement for the company's executive officers (the "Officers") whereby the Officers may elect to voluntarily receive all or a portion of any RSU awards granted under the Company’s 2017 Equity Incentive Plan, (the “Plan”) in the form of deferred common shares of the Company pursuant to an irrevocable election made under the 2022 Deferral Program. The 2022 Deferral Program was established under the Plan, and all common shares issued under the 2022 Deferral Program are subject to the terms and conditions of the Plan.

The Form of 2022 Deferral Election Agreement is attached to this Current Report on Form 8-K and incorporated herein by reference. The descriptions in this Current Report on Form 8-K of the Form of 2022 Deferral Election Agreement are qualified in their entirety by reference to the attached copies of such documents.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Exhibit Description
10.1	2022 Deferral Election Agreement for Executives
104	The cover page of this Current Report on Form 8-K formatted as Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biohaven Pharmaceutical Holding Company Ltd.
	By:	/s/ Vlad Coric, M.D.
Date: December 30, 2021		Vlad Coric, M.D. Chief Executive Officer